UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2023

Evolv Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39417	84-4473840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 4th Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 374-8100

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVLV	The Nasdaq Stock Market
Warrants to purchase one share of Class A common stock	EVLVW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 15, 2021, Evolv Technologies Holdings, Inc. (the “Company”), then operating under the name NewHold Investment Corp., held a special meeting of stockholders (the “2021 Special Meeting”) to approve certain matters relating to its proposed business combination with Evolv Technologies, Inc. (d/b/a Evolv Technology, Inc.) and NHIC Sub Inc., a wholly-owned subsidiary of NHIC. One of these matters was a proposal to adopt the Second Amended and Restated Certificate of Incorporation of the Company (the “New Certificate of Incorporation”), which, among other things, eliminated the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock”) and increased the total number of authorized shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), from 45,000,000 shares to 1,100,000,000 shares. The New Certificate of Incorporation was approved by a majority of the shares of Class A common stock and Class B common stock, voting together as a single class, that were outstanding as of the record date for the 2021 Special Meeting. After the 2021 Special Meeting, the business combination was consummated and the New Certificate of Incorporation became effective, and the Company changed its name to Evolv Technologies Holdings, Inc.

A recent decision of the Delaware Court of Chancery (the “Court of Chancery”) has created uncertainty as to whether Section 242(b)(2) of the General Corporation Law of the State of Delaware (the “DGCL”) would have required the New Certificate of Incorporation to be approved by a separate vote of the majority of the Company’s then-outstanding shares of Class A common stock, in addition to a majority of the shares of Class A common stock and Class B common stock voting together.

The Company continues to believe that a separate vote of Class A common stock was not required to approve the New Certificate of Incorporation. However, in light of the recent Court of Chancery decision, on March 14, 2023 the Company filed a petition (the “Petition”) in the Court of Chancery pursuant to Section 205 of the DGCL seeking validation of the New Certificate of Incorporation, and the shares issued in reliance on the effectiveness of the New Certificate of Incorporation to resolve any uncertainty with respect to those matters. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts and stock after considering a variety of factors. A copy of the Petition filed in the Section 205 proceeding is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

On March 15, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for March 29, 2023 at 11:40 a.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801.

This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholders of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Evolv Technologies Holdings, Inc., C.A. No. 2023-0314-LWW in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, Kevin Gallagher, Richards, Layton & Finger, P.A., at gallagher@rlf.com.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements though not all forward-looking statements use these words or expressions. Forward-looking statements involve known and unknown risks that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation, if the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company's capitalization resulting from the Court of Chancery's ruling referenced above could adversely impact the Company's ability to complete equity financing transactions or issue stock-based compensation to its employees, directors and officers until the underlying issues are definitively resolved, which in turn could impair the Company's ability to execute its business plan, attract and retain employees, management and directors, and adversely affect its commercial relationships. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. In particular, no assurances can be made regarding the outcome or the timing of the Section 205 proceeding. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Verified Petition for Relief Pursuant to 8 Del. C. § 205
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolv Technologies Holdings, Inc.

Date: March 17, 2023	By:	/s/ Peter George
	Name:	Peter George
	Title:	Chief Executive Officer